EXHIBIT 32.2
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Certification of Chief Financial Officer

                         Pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002


In connection with this quarterly report on Form 10-Q of Merit Medical Systems, Inc. I, Kent W. Stanger, Chief Financial Officer of Merit Medical Systems, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

         (2) The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of Merit Medical Systems, Inc.

Date:  November 13, 2003                   /s/ Kent W. Stanger
                                           ---------------------------
                                           Kent W. Stanger
                                           Chief Financial Officer